UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2025

YUNHONG GREEN CTI LTD.

(Exact name of registrant as specified in charter)

Illinois	000-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 N. Pepper Road, Lake Barrington, IL 60010

(Address of principal executive offices) (Zip Code)

(847) 382-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YHGJ	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 22, 2025, Yunhong Green CTI Ltd. (the “Company”) convened its Annual Meeting of shareholders for the purpose of holding a shareholder vote (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted:

1.	The election of the five director nominees named in the proxy statement to serve as directors for a one-year term that will expire at the 2026 annual meeting of shareholders (“Proposal 1”)

2.	To ratify action by our Board of Directors to effect a reverse stock split of issued shares of the Company’s common stock into a lesser number of shares by a ratio of 1-for-10, in the form as included in this proxy statement (Proposal 2”)

3.	To ratify the appointment of Wolf & Company, PC as auditors of the Company for the fiscal year ending December 31, 2026 (Proposal 3”)

4.	To transact such other business as may properly come before the meeting (“Proposal 4”)

The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 28, 2025.

The number of shares of common stock entitled to vote at the Annual Meeting was 27,738,626. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 20,971,193. Proposals 1, 2, 3 and 4 submitted to a vote of the Company’s stockholders at the Annual Meeting were approved.

The votes cast with respect to each matter voted upon are set forth below.

Proposal 1:

Yubao Li

Votes For	Withheld	Broker Non-Votes
17,780,605	124,785	3,515,887

Jana M. Schwan

Votes For	Withheld	Broker Non-Votes
17,809,980	95,410	3,065,803

Darlene Chiu Bryant

Votes For	Withheld	Broker Non-Votes
17,789,035	116,355	3,065,803

Gerald (J.D.) Roberts, Jr.

Votes For	Withheld	Broker Non-Votes
17,660,551	244,839	3,065,803

Philip Wong

Votes For	Withheld	Broker Non-Votes
17,466,932	438,458	3,065,803

Proposal 2:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,940,834	1,030,859	0	0

Proposal 3:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,080,076	886,916	4,201	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2025	YUNHONG GREEN CTI LTD.

	By:	/s/ Jana M. Schwan
	Name:	Jana M. Schwan
	Title:	Chief Executive Officer